(2_FIDELITY_LOGOS)

FIDELITY(registered trademark)
REAL ESTATE HIGH INCOME
FUND

ANNUAL REPORT

NOVEMBER 30, 1999

CONTENTS

PERFORMANCE             3   How the fund has done over
                            time.

FUND TALK               5   The managers' review of fund
                            performance, strategy  and
                            outlook.

INVESTMENTS             6   A complete list of the fund's
                            investments with their
                            market values.

FINANCIAL STATEMENTS    10  Statements of assets and
                            liabilities, operations, and
                            changes in net assets, as
                            well as financial highlights.

NOTES                   12  Notes to the financial
                            statements.

REPORT OF INDEPENDENT   14  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS           15

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(recycle logo) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.

FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

Fidelity Real Estate High     9.08%        94.02%
Income

ML High Yield Master          1.08%        57.14%

High Current Yield Funds      2.79%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 325 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED NOVEMBER 30,    PAST 1 YEAR  LIFE OF FUND
1999

Fidelity Real Estate High     9.08%        14.47%
Income

ML High Yield Master          1.08%        9.65%

High Current Yield Funds      2.79%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER LIFE OF FUND
             Real Estate High Inc        ML High Yield Master
             00671                       ML002
  1995/01/05     100000.00                   100000.00
  1995/01/31     100918.56                   101255.38
  1995/02/28     104093.12                   104414.67
  1995/03/31     105430.21                   105867.78
  1995/04/30     107058.44                   108346.52
  1995/05/31     111364.63                   111731.51
  1995/06/30     112854.47                   112584.91
  1995/07/31     113387.98                   113872.01
  1995/08/31     115807.97                   114563.12
  1995/09/30     117769.89                   115873.84
  1995/10/31     118684.60                   116695.22
  1995/11/30     120329.56                   117834.33
  1995/12/31     121432.24                   119725.79
  1996/01/31     122861.39                   121616.64
  1996/02/29     122234.55                   121799.75
  1996/03/31     122094.38                   121468.97
  1996/04/30     123181.86                   121523.99
  1996/05/31     123858.23                   122400.40
  1996/06/30     126275.58                   123135.66
  1996/07/31     127320.62                   123971.65
  1996/08/31     127913.11                   125251.90
  1996/09/30     132066.15                   127939.25
  1996/10/31     138261.78                   129341.38
  1996/11/30     142842.15                   131956.29
  1996/12/31     143581.99                   132971.66
  1997/01/31     147776.98                   133993.56
  1997/02/28     151913.15                   135873.22
  1997/03/31     152800.96                   134364.15
  1997/04/30     158792.49                   135893.43
  1997/05/31     160484.33                   138597.25
  1997/06/30     163908.63                   140742.72
  1997/07/31     170965.79                   144120.25
  1997/08/31     170997.49                   143795.99
  1997/09/30     176137.46                   146251.11
  1997/10/31     177153.54                   147221.71
  1997/11/30     180300.26                   148540.21
  1997/12/31     182230.32                   150025.34
  1998/01/31     184570.38                   152223.03
  1998/02/28     185221.01                   152888.03
  1998/03/31     188396.33                   154205.59
  1998/04/30     190199.08                   154938.05
  1998/05/31     191620.34                   155940.37
  1998/06/30     190723.90                   156789.42
  1998/07/31     190878.81                   157683.54
  1998/08/31     186214.13                   150879.36
  1998/09/30     183925.92                   151180.30
  1998/10/31     175782.23                   148658.35
  1998/11/30     177871.78                   155469.06
  1998/12/31     180387.76                   155520.67
  1999/01/31     183893.19                   156983.41
  1999/02/28     181524.24                   155860.47
  1999/03/31     183839.18                   157203.53
  1999/04/30     187907.82                   159662.37
  1999/05/31     188526.41                   158554.97
  1999/06/30     190631.61                   158257.45
  1999/07/31     191179.29                   158449.58
  1999/08/31     191294.58                   156881.75
  1999/09/30     192519.15                   156279.24
  1999/10/31     192776.90                   155364.29
  1999/11/30     194016.15                   157142.28
IMATRL PRASUN   SHR__CHT 19991130 19991214 101806 R00000000000062

$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by November 30, 1999, the value of the investment would have grown to $194,016 - a 94.02% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $157,142 - a 57.14% increase.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how it will do tomorrow. Bond prices, for example, generally move in the opposite direction of interest rates. In turn, the share price, return and yield of a fund that invests in bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.
(checkmark)

TOTAL RETURN COMPONENTS

                  YEARS ENDED NOVEMBER 30,                           JANUARY 5, 1995 (COMMENCEMENT
                                                                     OF OPERATIONS) TO NOVEMBER 30,

                  1999                      1998     1997    1996    1995

Dividend returns  11.79%                    9.74%    15.17%  9.59%   9.93%

Capital returns   -2.71%                    -11.09%  11.05%   9.12%  10.40%

Total returns     9.08%                     -1.35%   26.22%  18.71%  20.33%


TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS

PERIODS ENDED NOVEMBER 30, 1999  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR

Dividends per share              7.02(cents)   44.26(cents)   109.06(cents)

Annualized dividend rate         9.13%         9.35%          11.49%

30-day annualized yield          11.41%        -              -

DIVIDENDS per share show the income paid by the fund for a set period and do not reflect any tax reclassifications. If you annualize this number, based on an average share price of $9.35 over the past one month, $9.44 over the past six months and $9.49 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

FUND TALK: THE MANAGERS' OVERVIEW

(photograph of Stephen Rosen and Mark Snyderman)

NOTE TO SHAREHOLDERS: On January 3, 2000, after the period covered by this report, Stephen Rosen became Portfolio Manager of Fidelity Real Estate High Income Fund. The following is an interview with Mark Snyderman, who managed the fund during the period covered by this report, with comments from Stephen Rosen on his outlook.

Q. HOW DID THE FUND PERFORM, MARK?

M.S. It fared well. For the 12-month period that ended November 30, 1999, the fund had a total return of 9.08%. In comparison, the Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - returned 1.08%, while the high current yield funds average tracked by Lipper Inc. returned 2.79% during the same period.

Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE DURING THE PAST 12
MONTHS?

M.S. A modestly improved technical environment caused by strengthening investor interest in the sector and a steady falloff in new issuance - in response to sharply rising interest rates - helped paint the backdrop for the period. Because the commercial mortgage-backed securities (CMBS) market fell further than comparable corporate issues last fall, its rebound over the past 12 months was even more pronounced. Turning to the fund, in-depth credit analysis paved the way for much of the strong performance, and the fund was rewarded for holding some bonds whose credit improved appreciably during this time frame. The fund benefited further from having a generally shorter average duration - or, a measure of how sensitive the fund's share price is to changing interest rates - than the Merrill Lynch index during a rising interest-rate environment.

Q. DID YOU STAY THE COURSE IN TERMS OF YOUR OVERALL INVESTMENT
STRATEGIES?

M.S. Yes, I did. I remained focused on investing in the set of securities that gave us a yield advantage over high-yield corporate bonds. From there, I selected those issues whose credit was most likely to improve over a two- to four-year period, in pursuit of the price appreciation associated with the credit upgrade. Not surprisingly then, our team spent most of its time on credit analysis, because that's where I find the most value. All in all, we purchased only those securities where we felt we had the biggest advantage in terms of expertise that would allow us to pick the best credits. For example, we continued to favor bonds from older, seasoned CMBS deals over new issue bonds, feeling that seasoned deals played better to the strength of our property-level credit analysis. That said, earlier in the period when spreads were particularly wide, we added some positions from newer deals that also met our credit criteria.

Q. DID YOU MAKE ANY NOTABLE CHANGES TO THE PORTFOLIO DURING THIS TIME
FRAME?

M.S. No big changes were made, although I did adjust the credit rating profile of the fund somewhat. Early in the period, we began to emphasize BB-rated bonds over their B-rated counterparts in the aftermath of last fall's credit crunch, when the risk/return profile of BBs turned favorable.

Q. SPECIFICALLY, WHICH HOLDINGS ADDED TO FUND RETURNS AND WHICH
DETRACTED?

M.S. The fund's holdings in LB Multifamily Mortgage 91-4 A1 and SASCO 93-C1 E involved credit-improvement stories, which boosted fund returns. Other issues adding meaningfully to performance included GAFCO 98-1 D and CBASS 97-2. On the downside, issues such as Atherton 98-A E&F, Walden Residential Properties Pfd and Crown American Realty Pfd fell out of the market's favor for reasons not credit related, dampening fund performance.

Q. TURNING TO YOU, STEVE, WHAT'S YOUR OUTLOOK?

S.R. Looking ahead, I'm generally optimistic about the fund's prospects and the CMBS market. CMBS spreads remain wide relative to comparably rated corporate bonds, so as long as we do our credit work right, we'll have the opportunity to add bonds with higher yields without incurring additional credit risk. Also, I feel that there's still some opportunity for yield spread tightening relative to Treasuries based on their comparative value. As long as property values remain stable and mortgage financing for property owners remains reasonably available, then these securities should do well. If either of these things fall apart, then these securities may face some turbulence. Regardless of market conditions, I will continue to rely on our credit research process to help me select securities for the fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


FUND FACTS

GOAL: to provide high current income by
investing primarily in real estate-related instruments, with an emphasis on lower-quality issues

START DATE: January 5, 1995
SIZE: as of November 30, 1999, more than $106 million

MANAGER: Stephen Rosen, since January
2000; joined Fidelity in 1995
(checkmark)

INVESTMENTS NOVEMBER 30, 1999
Showing Percentage of Net Assets


CORPORATE BONDS - 15.3%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

CONVERTIBLE BONDS - 5.1%

CONSTRUCTION & REAL ESTATE -
3.5%

REAL ESTATE INVESTMENT TRUSTS
- 3.5%

Rockefeller Center                -         $ 4,500,000                    $ 3,757,500
Properties, Inc. 0% 12/31/00

MEDIA & LEISURE - 1.6%

LODGING & GAMING - 1.6%

Capstar Hotel Co. 4.75%           B1         2,250,000                      1,642,500
10/15/04

TOTAL CONVERTIBLE BONDS                                                     5,400,000

NONCONVERTIBLE BONDS - 10.2%

CONSTRUCTION & REAL ESTATE -
4.9%

REAL ESTATE - 3.6%

Crescent Real Estate Equities     Ba1        1,850,000                      1,489,898
LP 7.5% 9/15/07 (d)

LNR Property Corp.:

9.375% 3/15/08                    B1         2,075,000                      1,919,375

10.5% 1/15/09                     B1         430,000                        417,100

                                                                            3,826,373

REAL ESTATE INVESTMENT TRUSTS
- 1.3%

Ocwen Asset Investment Corp.      -          1,545,000                      1,359,600
11.5% 7/1/05

TOTAL CONSTRUCTION & REAL                                                   5,185,973
ESTATE

MEDIA & LEISURE - 5.3%

LODGING & GAMING - 5.3%

Courtyard by Marriott II          B-         1,700,000                      1,657,500
LP/Courtyard II Finance Co.
10.75% 2/1/08

ITT Corp.:

6.75% 11/15/05                    Ba1        4,080,000                      3,585,300

7.375% 11/15/15                   Ba1        50,000                         37,775

ShoLodge, Inc.:

9.55% 9/1/07                      Caa2       85,000                         56,100

9.75% 11/1/06                     Caa2       570,000                        376,200

                                                                            5,712,875

TOTAL NONCONVERTIBLE BONDS                                                  10,898,848

TOTAL CORPORATE BONDS                                                       16,298,848
(Cost $16,968,324)

ASSET-BACKED SECURITIES - 1.3%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Saxon Asset Securities Trust:

8% 12/25/27 (c)                   BB        $ 1,000,000                    $ 872,148

8.6% 12/25/27 (c)                 B          863,000                        512,018

TOTAL ASSET-BACKED SECURITIES                                              1,384,166
(Cost $1,435,139)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.2%



PRIVATE SPONSOR - 4.2%

Credit-Based Asset Servicing
and Securitization LLC
Series 1997-2:

Class 2B, 7.1805% 12/29/25        Ba3        711,424                        339,705
(c)(d)

Class 2C, 7.1805% 12/29/25        B3         2,550,000                      701,250
(c)(d)

DLJ Mortgage Acceptance Corp.
Series 1996-TD:

Class C, 6.8799% 9/29/23          B3         564,899                        431,177
(c)(d)

Class D, 6.6697% 9/29/23          -          843,220                        168,644
(c)(d)

G3 Mortgage Reinsurance Ltd.      B2         2,800,000                      2,528,750
Series 1 Class D, 11.91%
5/25/08 (c)(d)

GE Capital Mortgage Services,
Inc. Series 1998-7:

Class B4, 6.5% 4/25/13 (c)        -          322,515                        214,574

Class B5, 6.5% 4/25/13 (c)        -          241,889                        55,332

TOTAL COLLATERALIZED                                                        4,439,432
MORTGAGE OBLIGATIONS
(Cost $4,636,659)

COMMERCIAL MORTGAGE
SECURITIES - 61.6%



ACP Mortgage LP floater           B          1,546,543                      1,214,655
Series F, 6.7622% 2/28/28
(c)(d)

Asset Securitization Corp.        BBB-       1,788,557                      1,600,759
Series 1997-D5 Class A8,
10.115% 2/14/41

Atherton Franchisee Loan
Funding LLP Series 1998-A:

Class E, 8.25% 5/15/20 (c)        BB         1,500,000                      957,656

Class F, 7.44% 8/15/19 (c)        B          2,000,000                      866,250

Bankers Trust REMIC Trust
Series 1998-S1A:

Class G, 8.0415% 11/28/02         Ba2        930,000                        861,122
(c)(d)

Class H, 8.9814% 11/28/02         B3         1,398,154                      1,215,521
(c)(d)

Berkeley Federal Bank & Trust     -          1,400,000                      963,813
FSB Series 1994 Class 1B
7.3368% 8/1/24 (c)(d)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

BKB Commercial Mortgage Trust
Series 1997-C1:

Class F, 8.4914% 4/26/04          B         $ 2,731,000                    $ 2,515,080
(c)(d)

Class G, 8.4914% 4/27/09          CCC        2,141,500                      1,370,560
(c)(d)

Class H, 8.94% 10/25/22 (c)(d)    -          758,022                        151,605

Blaylock Mortgage Capital
Corp. Series 1997-A:

Class B5, 6.425% 10/15/03 (c)     B-         110,000                        75,402

Class B6, 6.425% 10/15/03 (c)     CCC        110,000                        55,584

Class B7, 6.425% 10/15/03 (c)     -          147,000                        53,379

Commercial Mortgage
Acceptance Corp.:

pass through certificates         BB+        2,200,000                      1,335,125
Series 1998-C2 Class F,
5.44% 5/15/13 (c)(d)

Series 1998-C2 Class G, 5.44%     BB         2,500,000                      1,424,219
7/15/13 (c)(d)

Commercial Mortgage  Asset        Ba1        4,000,000                      2,428,750
Trust pass through
certificates Series 1999-C1
Class F, 6.25% 11/17/13 (c)

CS First Boston Mortgage
Securities Corp.:

Series 1995-AEW1  Class G2,       -          1,968,501                      1,107,897
8.8988% 11/25/27 (c)(d)

Series 1997-SPICE Class G,        -          1,331,953                      953,179
7.446% 4/20/38 (c)(d)

DLJ Mortgage Acceptance Corp.:

Series 1994-MF11:

Class B2, 8.1% 6/18/04 (c)        Ba2        1,201,000                      1,042,993

Class B3, 8.1% 6/18/04 (c)        B2         1,342,000                      1,078,004

Series 1994-MF4 Class C, 8.5%     -          460,000                        383,813
4/18/01 (c)

Enterprise Mortgage               -          2,110,000                      1,302,925
Acceptance Co. Series 1998-1
Class E, 8.18% 6/15/16 (c)

First Chicago/Lennar Trust I      -          2,800,000                      1,995,000
Series 1997-CHL1 Class E,
8.0747% 4/1/39 (d)

FMAC Loan Receivables Trust:

Series 1997-A Class F,            -          1,382,880                      880,290
8.1098% 4/15/19 (c)(d)

Series 1997-B:

Class E, 7.8912% 9/15/19          -          1,000,000                      627,813
(c)(d)



MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Class F, 7.89% 9/15/19 (c)(d)     -         $ 2,176,544                    $ 1,285,522

Series 1997-C Class F,            -          1,110,680                      661,202
8.2652% 12/15/19 (c)(d)

Series 1998-A Class E,            BB         1,500,000                      903,750
7.9294% 9/15/20 (c)(d)

GAFCO Franchisee Loan Trust       -          2,700,000                      2,259,141
Series 1998-1 Class D, 14%
6/1/16 (c)(d)

General Motors Acceptance         Ba3        1,646,000                      1,297,114
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (c)

Kidder Peabody Acceptance
Corp. I:

Series 1993-M3 Class F, 6.5%      B2         1,460,408                      1,365,482
11/25/25 (c)

Series 1994-M1 Class D,           -          842,000                        614,397
8.1284% 7/25/01 (c)(d)

LB Multifamily Mortgage Trust     Caa1       6,554,430                      5,243,540
Series 1991-4  Class A1,
6.9928% 4/25/21 (d)

LTC Commercial Mortgage pass      BB         800,000                        609,288
through certificates Series
1998-1 Class E, 7.792%
5/28/30 (c)

Morgan Stanley Capital I,         -          1,150,435                      1,140,369
Inc. Series 1996-MBL1 Class
E, 8.4008% 5/25/21 (c)(d)

Nationslink Funding Corp.         BB         3,500,000                      2,522,433
Commercial Mortgage pass
through certificates Series
1998-2 Class F, 7.105%
8/20/30

Nomura Asset Securities Corp.     BB+        3,000,000                      1,798,125
Series 1998-D Class B1, 6%
3/17/28

Nomura Depositor Trust
floater Series 1998-ST1A:

Class B2, 9.6938% 1/15/03         -          2,000,000                      1,807,188
(c)(d)

Class B2-A, 9.6938% 2/15/34       -          200,000                        180,719
(c)(d)

Penn Mutual Life Insurance
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML:

Class L, 7.9% 11/15/26 (c)        -          2,500,000                      1,335,425

Class M, 7.9% 11/15/26 (c)        -          5,862,000                      826,542

Resolution Trust Corp.:

floater Series 1991-M2 Class      Ba3        1,844,633                      1,586,385
A1, 6.7994% 9/25/20 (d)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT               VALUE (NOTE 1)

Resolution Trust Corp.: -
continued

Series 1991-M2:

Class A2, 7.1315% 9/25/20 (d)     Ba3       $ 1,318,122                    $ 1,107,223

Class A3, 7.2498% 9/25/20 (d)     Ba3        637,963                        516,750

Structured Asset Securities
Corp.:

Series 1994-C1 Class F, 6.87%     B          3,250,000                      2,603,301
8/25/26

Series 1995-C1:

Class E, 7.375% 9/25/24 (c)       BB         2,350,000                      2,090,031

Class F, 7.375% 9/25/24 (c)       -          2,000,000                      1,554,531

Series 1996-CFL:

Class G, 7.75% 2/25/28 (c)        B+         3,450,000                      2,895,844

Class H, 7.75% 2/25/28 (c)        B-         2,500,000                      1,608,875

Structured Mortgage Trust

Series 1997-2:

Class C weighted average          -          950,000                        682,813
coupon, 7.41% 1/30/06 (c)

Class D weighted average          -          1,200,000                      773,063
coupon, 7.41% 1/30/06 (c)

TOTAL COMMERCIAL MORTGAGE                                                   65,730,447
SECURITIES
(Cost $67,040,818)

COMPLEX MORTGAGE SECURITIES -
0.0%



INTEREST ONLY - 0.0%

BKB Commercial Mortgage Trust     BBB        5,778,332                      23,113
Series 1997-C1 Class X1,
0.6614% 12/26/01 (c)(d)(e)
(Cost $12,719)



COMMON STOCKS - 6.1%

                                SHARES

CONSTRUCTION & REAL ESTATE -
5.9%

REAL ESTATE - 0.9%

Boardwalk Equities, Inc. (a)     70,000                          500,814

Boardwalk Equities, Inc.         3,800                           27,187
(a)(c)

LNR Property Corp.               25,000                          440,625

                                                                 968,626



                                SHARES                          VALUE (NOTE 1)

REAL ESTATE INVESTMENT TRUSTS
- 5.0%

AMRESCO Capital Trust, Inc.      120,000                        $ 1,057,500

Clarion Commercial Holdings,     67,400                          505,500
Inc.  Class A

Fortress Investment Corp. (c)    25,000                          421,875

Imperial Credit Commercial       25,000                          279,688
Mortgage Investment Corp.

LTC Properties, Inc.             218,000                         2,111,875

Northstar Capital Investment     40,000                          580,000
Corp. (c)

Redwood Trust, Inc.              27,151                          315,630

                                                                 5,272,068

TOTAL CONSTRUCTION & REAL                                        6,240,694
ESTATE

FINANCE - 0.2%

SAVINGS & LOANS - 0.2%

Wilshire Financial Services      209,127                         261,409
Group, Inc. (a)

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

LTC Healthcare, Inc. (a)         5,850                           8,409

TOTAL COMMON STOCKS                                              6,510,512
(Cost $11,519,603)

PREFERRED STOCKS - 6.4%



CONVERTIBLE PREFERRED STOCKS
- 4.0%

CONSTRUCTION & REAL ESTATE -
3.1%

REAL ESTATE INVESTMENT TRUSTS
- 3.1%

Innkeepers USA Trust Series      146,500                         2,508,813
A, $2.16

Reckson Associates Realty        39,400                          768,300
Corp. $1.9064

                                                                 3,277,113

MEDIA & LEISURE - 0.9%

LODGING & GAMING - 0.9%

Host Marriott Financial Trust    30,000                          1,012,500
$3.375 QUIPS

TOTAL CONVERTIBLE PREFERRED                                      4,289,613
STOCKS

PREFERRED STOCKS - CONTINUED

                                SHARES                          VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - 2.4%

CONSTRUCTION & REAL ESTATE -
2.4%

REAL ESTATE INVESTMENT TRUSTS
- 2.4%

Crown American Realty Trust      40,300                         $ 1,571,700
Series A, $5.50

Walden Residential               58,600                          930,275
Properties, Inc. $2.30

                                                                 2,501,975

TOTAL PREFERRED STOCKS                                           6,791,588
(Cost $8,311,703)

CASH EQUIVALENTS - 5.9%

                                MATURITY AMOUNT

Investments in repurchase       $ 6,245,973                      6,245,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.61%,
dated 11/30/99 due 12/1/99
(Cost $6,245,000)

TOTAL INVESTMENT PORTFOLIO -                                     107,423,106
100.8%
(Cost $116,169,965)

NET OTHER ASSETS - (0.8)%                                        (804,161)

NET ASSETS - 100%                                                $ 106,618,945


SECURITY TYPE ABBREVIATIONS

QUIPS                        -   Quarterly Income Preferred
                                 Securities

LEGEND

(a) Non-income producing

(b) S&P (registered trademark) credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $53,632,704 or 50.3% of net assets.

(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS              S&P RATINGS

Aaa, Aa, A        0.0%       AAA, AA, A    0.0%

Baa               0.0%       BBB           1.5%

Ba                13.3%      BB            19.9%

B                 10.5%      B             22.0%

Caa               5.3%       CCC           1.7%

Ca, C             0.0%       CC, C         0.0%

                             D             4.9%

The percentage not rated by Moody's or S&P amounted to 25.2%. FMR has determined that unrated debt securities that are lower quality account for 25.2% of the total value of investment in securities.

INCOME TAX INFORMATION

At November 30, 1999, the aggregate cost of investment securities for income tax purposes was $116,204,982. Net unrealized depreciation aggregated $8,781,876, of which $3,315,403 related to appreciated investment securities and $12,097,279 related to depreciated investment securities.

The fund hereby designates approximately $1,131,000 as a capital gain dividend for the purpose of the dividend paid deduction.
At November 30, 1999, the fund had a capital loss carryforward of approximately $1,185,000 all of which will expire on November 30, 2007.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
                                          NOVEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 107,423,106
value (including repurchase
agreements of $6,245,000)
(cost $116,169,965) - See
accompanying schedule

Cash                                          860

Dividends receivable                          59,008

Interest receivable                           1,057,739

 TOTAL ASSETS                                 108,540,713

LIABILITIES

Payable for investments         $ 1,811,000
purchased

Accrued management fee           64,138

Other payables and  accrued      46,630
expenses

 TOTAL LIABILITIES                            1,921,768

NET ASSETS                                   $ 106,618,945

Net Assets consist of:

Paid in capital                              $ 115,980,505

Undistributed net investment                  604,979
income

Accumulated undistributed net                 (1,219,680)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   (8,746,859)
(depreciation) on investments

NET ASSETS, for 11,405,783                   $ 106,618,945
shares outstanding

NET ASSET VALUE, offering                     $9.35
price  and redemption price
per share ($106,618,945
(divided by) 11,405,783
shares)

STATEMENT OF OPERATIONS
                                YEAR ENDED NOVEMBER 30, 1999

INVESTMENT INCOME                          $ 1,411,432
Dividends

Interest                                    9,154,843

 TOTAL INCOME                               10,566,275

EXPENSES

Management fee                  $ 718,815

Transfer agent fees              23,065

Accounting fees and expenses     60,210

Non-interested trustees'         424
compensation

Custodian fees and expenses      8,168

Registration fees                9,761

Audit                            45,168

Legal                            32,332

Miscellaneous                    283

 Total expenses before           898,226
reductions

 Expense reductions              (19,804)   878,422

NET INVESTMENT INCOME                       9,687,853

REALIZED AND UNREALIZED GAIN                (264,963)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                    (1,333,320)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                             (1,598,283)

NET INCREASE (DECREASE) IN                 $ 8,089,570
NET ASSETS RESULTING FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED NOVEMBER 30, 1999  YEAR ENDED NOVEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 9,687,853                   $ 7,047,514
income

 Net realized gain (loss)         (264,963)                     1,685,401

 Change in net unrealized         (1,333,320)                   (10,123,790)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       8,089,570                     (1,390,875)
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (10,796,658)                  (7,493,833)
From net investment income

 From net realized gain           (1,176,123)                   (6,036,848)

 TOTAL DISTRIBUTIONS              (11,972,781)                  (13,530,681)

Share transactions Net            25,000,000                    24,999,660
proceeds from sales of shares

 Reinvestment of distributions    11,972,781                    13,530,317

 NET INCREASE (DECREASE) IN       36,972,781                    38,529,977
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       33,089,570                    23,608,421
IN NET ASSETS

NET ASSETS

 Beginning of period              73,529,375                    49,920,954

 End of period (including        $ 106,618,945                 $ 73,529,375
undistributed net investment
income of $604,979 and
$922,526, respectively)

OTHER INFORMATION
Shares

 Sold                             2,613,030                     2,262,960

 Issued in reinvestment of        1,261,702                     1,248,709
distributions

 Net increase (decrease)          3,874,732                     3,511,669


FINANCIAL HIGHLIGHTS

YEARS ENDED NOVEMBER 30,         1999        1998      1997      1996      1995 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.760     $ 12.420  $ 11.850  $ 11.040  $ 10.000
period

Income from Investment            .931 D      1.033 D   1.124D    .950 D    .922
Operations Net investment
income

Net realized and unrealized       (.100)      (1.136)   1.594     .970      1.045
gain (loss)

Total from investment             .831        (.103)    2.718     1.920     1.967
operations

Less Distributions

From net investment income        (1.085) G   (1.117)   (1.508)   (.930)    (.837)

In excess of net investment       -           -         -         -         (.090)
income

From net realized gain            (.156) G    (1.440)   (.640)    (.180)    -

Total distributions               (1.241)     (2.557)   (2.148)   (1.110)   (.927)

Net asset value, end of period   $ 9.350     $ 9.760   $ 12.420  $ 11.850  $ 11.040

TOTAL RETURN B, C                 9.08%       (1.35)%   26.22%    18.71%    20.33%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 106,619   $ 73,529  $ 49,921  $ 57,697  $ 72,429
(000 omitted)

Ratio of expenses to average      .91%        .91%      1.02%     .91%      1.09% A
net assets

Ratio of expenses to average      .89% F      .89% F    .99% F    .90% F    1.09% A
net assets after expense
reductions

Ratio of net investment           9.84%       9.65%     9.58%     8.72%     9.14% A
income to average net assets

Portfolio turnover rate           16%         53%       80%       53%       49% A


A ANNUALIZED

B TOTAL RETURNS FOR PERIODS
OF LESS THAN ONE YEAR ARE
NOT ANNUALIZED.

C THE TOTAL RETURNS WOULD
HAVE BEEN LOWER HAD CERTAIN
EXPENSES NOT BEEN REDUCED
DURING THE PERIODS SHOWN.

D NET INVESTMENT INCOME PER
SHARE HAS BEEN CALCULATED
BASED ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD JANUARY 5,
1995 (COMMENCEMENT OF
OPERATIONS) TO NOVEMBER 30,
1995.

F FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS
WITH THIRD PARTIES WHO
EITHER PAID OR REDUCED A
PORTION OF THE FUND'S
EXPENSES.

G THE AMOUNTS SHOWN REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX
DIFFERENCES.


NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $46,517,268 and $15,083,530, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .0920% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $141 for the period.

5. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,937 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $7,694 and $8,173, respectively, under these arrangements.

6. BENEFICIAL INTEREST.

At the end of the period, 3 shareholders were each record owners of more than 10% of the total outstanding shares of the fund, totaling 100%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 13, 2000

DISTRIBUTIONS

A total of 3% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Mark P. Snyderman, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
Donald J. Kirk *
Ned C. Lautenbach *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES